Exhibit 3.3




                          AMENDED AND RESTATED BY-LAWS


                                       OF


                             AEROBIC CREATIONS, INC.
                                (To be known as:
                         SUMMIT GLOBAL LOGISTICS, INC.)


                             A DELAWARE CORPORATION




                                                     Adopted: __________________
                                                     As amended and restated on:
                                                                November 8, 2006

                                                               _________________
                                                               Secretary

                          AMENDED AND RESTATED BY-LAWS

                                TABLE OF CONTENTS

ARTICLE I. STOCKHOLDERS......................................................................1
   SECTION 1.1 ANNUAL MEETING................................................................1
   SECTION 1.2 SPECIAL MEETINGS..............................................................1
   SECTION 1.3 NOTICE OF MEETING.............................................................2
   SECTION 1.4 QUORUM........................................................................2
   SECTION 1.5 VOTING AND PROXIES............................................................3
   SECTION 1.6 ACTION AT MEETING.............................................................3
   SECTION 1.7 ACTION WITHOUT MEETING........................................................3
   SECTION 1.8 VOTING OF SHARES OF CERTAIN HOLDERS...........................................3
   SECTION 1.9 STOCKHOLDER LISTS.............................................................4
ARTICLE II. BOARD OF DIRECTORS...............................................................4
   SECTION 2.1 POWERS........................................................................4
   SECTION 2.2 NUMBER OF DIRECTORS; QUALIFICATIONS...........................................4
   SECTION 2.3 NOMINATION  OF DIRECTORS......................................................5
   SECTION 2.4 ELECTION OF DIRECTORS.........................................................5
   SECTION 2.5 VACANCIES.....................................................................5
   SECTION 2.6 CHANGE IN SIZE OF THE BOARD...................................................6
   SECTION 2.7 TENURE AND  RESIGNATION.......................................................6
   SECTION 2.8 REMOVAL.......................................................................6
   SECTION 2.9 MEETINGS......................................................................6
   SECTION 2.10 NOTICE OF MEETING............................................................7
   SECTION 2.11 AGENDA.......................................................................7
   SECTION 2.12 QUORUM.......................................................................7
   SECTION 2.13 ACTION AT MEETING............................................................7
   SECTION 2.14 ACTION WITHOUT MEETING.......................................................7
   SECTION 2.15 COMMITTEES...................................................................8
ARTICLE III. OFFICERS........................................................................8
   SECTION 3.1 ENUMERATION...................................................................8
   SECTION 3.2 ELECTION......................................................................8
   SECTION 3.3 QUALIFICATION.................................................................8
   SECTION 3.4 TENURE........................................................................8
   SECTION 3.5 REMOVAL.......................................................................9
   SECTION 3.6 RESIGNATION...................................................................9
   SECTION 3.7 VACANCIES.....................................................................9
   SECTION 3.8 CHAIRMAN OF THE BOARD.........................................................9
   SECTION 3.9 PRESIDENT.....................................................................9
   SECTION 3.10 VICE-PRESIDENT(S)............................................................9
   SECTION 3.11 TREASURER AND ASSISTANT TREASURERS...........................................9
   SECTION 3.12 SECRETARY AND ASSISTANT SECRETARIES..........................................9
   SECTION 3.13 OTHER POWERS AND DUTIES.....................................................10
ARTICLE IV. CAPITAL STOCK...................................................................10
   SECTION 4.1 STOCK CERTIFICATES...........................................................10
   SECTION 4.2 TRANSFER OF SHARES...........................................................10
   SECTION 4.3 RECORD HOLDERS...............................................................10
   SECTION 4.4 RECORD DATE..................................................................11
   SECTION 4.5 TRANSFER AGENT AND REGISTRAR FOR SHARES OF CORPORATION.......................11
   SECTION 4.6 LOSS OF CERTIFICATES.........................................................12
   SECTION 4.7 RESTRICTIONS ON TRANSFER.....................................................12

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

   SECTION 4.8 MULTIPLE CLASSES OF STOCK....................................................12
ARTICLE V. DIVIDENDS........................................................................12
   SECTION 5.1 DECLARATION OF DIVIDENDS.....................................................12
   SECTION 5.2 RESERVES.....................................................................12
ARTICLE VI. INDEMNIFICATION.................................................................13
   SECTION 6.1 DEFINITIONS..................................................................13
   SECTION 6.2 RIGHT TO INDEMNIFICATION IN GENERAL..........................................14
   SECTION 6.3 PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.....15
   SECTION 6.4 PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION............................15
   SECTION 6.5 INDEMNIFICATION OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL................15
   SECTION 6.6 INDEMNIFICATION FOR EXPENSES OF A WITNESS....................................16
   SECTION 6.7 ADVANCEMENT OF EXPENSES......................................................16
   SECTION 6.8 NOTIFICATION AND DEFENSE OF CLAIM............................................16
   SECTION 6.9 PROCEDURES...................................................................17
   SECTION 6.10 ACTION BY THE CORPORATION...................................................18
   SECTION 6.11 NON-EXCLUSIVITY.............................................................18
   SECTION 6.12 INSURANCE...................................................................18
   SECTION 6.13 NO DUPLICATIVE PAYMENT......................................................19
   SECTION 6.14 EXPENSES OF ADJUDICATION....................................................19
   SECTION 6.15 SEVERABILITY................................................................19
ARTICLE VII. MISCELLANEOUS PROVISIONS.......................................................19
   SECTION 7.1 CERTIFICATE OF INCORPORATION.................................................19
   SECTION 7.2 FISCAL YEAR..................................................................19
   SECTION 7.3 CORPORATE SEAL...............................................................19
   SECTION 7.4 EXECUTION OF INSTRUMENTS.....................................................20
   SECTION 7.5 VOTING OF SECURITIES.........................................................20
   SECTION 7.6 EVIDENCE OF AUTHORITY........................................................20
   SECTION 7.7 CORPORATE RECORDS............................................................20
   SECTION 7.8 CHARITABLE CONTRIBUTIONS.....................................................20
   SECTION 7.9 COMMUNICATIONS OF NOTICES....................................................20
   SECTION 7.10 ELECTRONIC TRANSMISSIONS....................................................20
ARTICLE VIII. AMENDMENTS....................................................................21
   SECTION 8.1 AMENDMENT BY STOCKHOLDERS....................................................21
   SECTION 8.2 AMENDMENT BY BOARD OF DIRECTORS..............................................21

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                             AEROBIC CREATIONS, INC.
                 (To be known as: SUMMIT GLOBAL LOGISTICS, INC.)

                            (A DELAWARE CORPORATION)

                                   ARTICLE I
                                  STOCKHOLDERS

         SECTION 1.1 ANNUAL MEETING. The annual meeting of the stockholders of the corporation shall be held on such date as shall be fixed by the Board of Directors, at such time and place within or without the State of Delaware as may be designated in the notice of meeting. The Board may, in its sole discretion, determine that the annual meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the General Corporation Law of the State of Delaware (the "DGCL"). If the day fixed for the annual meeting shall fall on a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday. If the annual meeting is omitted on the day herein provided, a special meeting may be held in place thereof, and any business transacted at such special meeting in lieu of annual meeting shall have the same effect as if transacted or held at the annual meeting.

         Stockholders entitled to vote in such annual meeting may propose business to be conducted at such annual meeting only if written notice of such stockholder's intent to make such proposal has been given either by personal delivery, overnight (receipted) courier or by United States mail, postage prepaid, to the clerk of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the immediately preceding annual meeting or special meeting in lieu thereof, provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be received (1) no later than the close of business on the twentieth (20th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made or (2) not less than ninety (90) days prior to the date of the meeting, whichever is later. Such notice shall set forth: (a) the name and address of the stockholder who intends to make the proposal; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose the business specified in the notice; (c) a description of the proposal to be made by the stockholder; (d) such other information regarding proposal by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission. The presiding officer of the meeting may refuse to acknowledge the proposal of a stockholder not made in compliance with the foregoing procedure. Additionally, the foregoing shall be applicable to any proposal made by a person who was a stockholder of record on the record date for the meeting.

         SECTION 1.2 SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the president or by the board of directors. Special meetings of the stockholders

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

shall be held at such time, date and place within or outside of the State of Delaware as may be designated in the notice of such meeting. The Board may, in its sole discretion, determine that a special meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the DGCL. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of such meeting given in accordance with these By-laws or in a duly executed waiver of notice of such meeting.

         SECTION 1.3 NOTICE OF MEETING. A written notice stating the place, if any, date, and hour of each meeting of the stockholders, the means of remote communication, if any, by which stockholders and proxy holders may be deemed present in person and vote at such meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting, and to each stockholder who, under the Certificate of Incorporation or these By-laws, is entitled to such notice, by delivering such notice to such person or leaving it at their residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears upon the books of the corporation or by giving notice by electronic transmission as permitted by Section 7.10 of these by-laws, at least ten (10) days and not more than sixty (60) before the meeting. Such notice shall be given by the secretary, an assistant secretary, or any other officer or person designated either by the secretary or by the person or persons calling the meeting.

         The requirement of notice to any stockholder may be waived (i) by a written waiver of notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether executed or transmitted before or after the meeting by the stockholder or his attorney thereunto duly authorized, and filed with the records of the meeting, (ii) if communication with such stockholder is unlawful, (iii) by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice, or (iv) as otherwise excepted by law. A waiver of notice or electronic transmission of any regular or special meeting of the stockholders need not specify the business to be transacted or the purposes of the meeting unless so required by the Certificate of Incorporation or these by-laws.

         If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

         SECTION 1.4 QUORUM. The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

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

         SECTION 1.5 VOTING AND PROXIES. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the corporation, unless otherwise provided by law or by the Certificate of Incorporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them.

         SECTION 1.6 ACTION AT MEETING. When a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office, and a majority of the votes properly cast upon any question other than election to an office shall decide such question, except where a larger vote is required by law, the Certificate of Incorporation or these By-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

         SECTION 1.7 ACTION WITHOUT MEETING. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provision of law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast at any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 1.7.

         SECTION 1.8 VOTING OF SHARES OF CERTAIN HOLDERS. Shares of stock of the corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

         Shares of stock of the corporation standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court-appointed guardian or conservator without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares of capital stock of the corporation standing in the name of a trustee or fiduciary may be voted by such trustee or fiduciary.

         Shares of stock of the corporation standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

         A stockholder whose shares are pledged shall be entitled to vote such shares unless in the transfer by the pledgor on the books of the corporation he expressly empowered the pledgee to

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

vote thereon, in which case only the pledgee or its proxy shall be entitled to vote the shares so transferred.

         Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares.

         SECTION 1.9 STOCKHOLDER LISTS. The secretary (or the corporation's transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the corporation's principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible network, and the information required to access such list shall be provided with the notice of the meeting.

                                  ARTICLE II.
                               BOARD OF DIRECTORS

         SECTION 2.1 POWERS. Except as reserved to the stockholders by law, by the Certificate of Incorporation or by these By-laws, the business of the corporation shall be managed under the direction of the board of directors, who shall have and may exercise all of the powers of the corporation. In particular, and without limiting the foregoing, the board of directors shall have the power to issue or reserve for issuance from time to time the whole or any part of the capital stock of the corporation which may be authorized from time to time to such person, for such consideration and upon such terms and conditions as they shall determine, including the granting of options, warrants or conversion or other rights to stock.

         SECTION 2.2 NUMBER OF DIRECTORS; ELECTION AND QUALIFICATION. The board of directors shall consist of seven directors. No director need be a stockholder. The number of directors may only be changed by a vote of a majority of the directors then in office and the vote of at least eighty percent (80%) of the votes which all the stockholders would be entitled to cast at any annual election of directors or class of directors, provided, however, that notwithstanding

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

the foregoing, the number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders or at a special meeting of stockholders, by such stockholders as have the right to vote on such election.

         SECTION 2.3 NOMINATION OF DIRECTORS. Nominations for the election of directors at an annual meeting of the stockholders, or special meeting in lieu of the annual meeting, may be made by the board of directors or a committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors at the meeting. Stockholders entitled to vote in such election may nominate one or more persons for election as directors only if written notice of such stockholder's intent to make such nomination or nominations has been given either by personal delivery, overnight (receipted) courier or by United States mail, postage prepaid, to the clerk of the corporation not less than ninety (90) days nor more than one hundred twenty
(120) days prior to the first anniversary of the immediately preceding annual meeting or special meeting in lieu thereof. Such notice shall set forth: (a) the name, age, business address and residence address and telephone number of the stockholder who intends to make the nomination and of the persons or person to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Additionally, the foregoing shall be applicable to any nomination made by a person who was a stockholder of record on the record date for the meeting.

         SECTION 2.4 CLASSES OF DIRECTORS. The board of directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class.

         SECTION 2.5 TERMS IN OFFICE. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2007; each initial director in Class II shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2008; and each initial director in Class III shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2009.

         SECTION 2.6 ALLOCATION OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR DECREASES IN THE NUMBER OF DIRECTORS. In the event of any increase or decrease in the

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

authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of such director's current term or his or her prior death, removal or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors, subject to the second sentence of Section 2.4. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum. No decrease in the number of directors constituting the whole board of directors shall shorten the term of an incumbent director.

         SECTION 2.7 VACANCIES. Unless and until filled by the stockholders, any vacancy in the board of directors, however occurring, including a vacancy resulting from an enlargement thereof, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, if any, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of directors and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

         SECTION 2.8 TENURE AND RESIGNATION. Notwithstanding any provisions to the contrary contained herein, each director shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. Any director may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the chairman of the board, if any, president, secretary or assistant secretary, if any. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         SECTION 2.9 REMOVAL. Unless otherwise provided in the Certificate of Incorporation, a director may be removed from office only for cause by vote of the holders of seventy-five percent (75%) of the voting stock outstanding, and only after reasonable notice and opportunity to be heard before the stockholders proposing to remove him.

         SECTION 2.10 MEETINGS. Regular meetings of the board of directors may be held without call or notice at such times and such places within or without the State of Delaware as the Board may, from time to time, determine, provided that notice of the first regular meeting following any such determination shall be given to directors absent from such determination. A regular meeting of the board of directors shall be held without notice immediately after, and at the same place as, the annual meeting of the stockholders or the special meeting of the stockholders held in place of such annual meeting, unless a quorum of the directors is not then present. Special meetings of the board of directors may be held at any time and at any place designated in the call of the meeting when called by the chairman of the board, the president, or a majority of the directors. Members of the board of directors or any committee elected thereby may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear

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

each other at the same time, and participation by such means shall constitute presence in person at the meeting.

         SECTION 2.11 NOTICE OF MEETING. It shall be sufficient notice to a director to send or give notice (i) by mail at least seventy-two (72) hours before the meeting addressed to such person at his usual or last known business or residence address or (ii) in person, by telephone, facsimile or electronic transmission to the extent provided in Section 7.10 of these By-laws, at least twenty-four (24) hours before the meeting. Notice shall be given by the secretary, or in his absence or unavailability, may be given by any of an assistant secretary, if any, or by the officer or directors calling the meeting. The requirement of notice to any director may be waived by a written waiver of notice signed by the person entitled to notice or a waiver by electronic transmission by the person entitled to notice, executed or transmitted by such person before or after the meeting or meetings, and filed with the records of the meeting, or by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice. A notice or waiver of notice or any waiver of electronic transmission of a directors' meeting need not specify the purposes of the meeting.

         SECTION 2.12 AGENDA. Any lawful business may be transacted at a meeting of the board of directors, notwithstanding the fact that the nature of the business may not have been specified in the notice or waiver of notice of the meeting.

         SECTION 2.13 QUORUM. A majority of the total number of the whole board of directors shall constitute a quorum at all meetings of the board of directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the total number of the whole board of directors constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 2.14 ACTION AT MEETING. Any motion adopted by vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except where a different vote is required by law, by the Certificate of Incorporation or by these By-laws. The assent in writing of any director to any vote or action of the directors taken at any meeting, whether or not a quorum was present and whether or not the director had or waived notice of the meeting, shall have the same effect as if the director so assenting was present at such meeting and voted in favor of such vote or action.

         SECTION 2.15 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board, or any committee thereof, may be taken without a meeting if all of the members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission and the writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated for all purposes as a vote of the Board or committee, as the case may be, at a meeting.

         SECTION 2.16 COMMITTEES. The board of directors may, by the affirmative vote of a majority of the directors then in office, appoint an executive committee or other committees consisting of one or more directors and may by vote delegate to any such committee some or all of their powers except those which by law, the Certificate of Incorporation or these By-laws they may not delegate. In the absence or disqualification of a member of a committee, the members of the committee present and not disqualified, whether or not they constitute a quorum, may by unanimous vote appoint another member of the board of directors to act at the meeting in place of the absence or disqualified member. A committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to such subcommittee any or all of the powers of the committee. Unless the board of directors shall otherwise provide, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of directors or such rules, its meetings shall be called, notice given or waived, its business conducted or its action taken as nearly as may be in the same manner as is provided in these By-laws with respect to meetings or for the conduct of business or the taking of actions by the board of directors. The board of directors shall have power at any time to fill vacancies in, change the membership of, or discharge any such committee at any time. The board of directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

         SECTION 2.17 COMPENSATION OF DIRECTORS. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the board of directors may from time to time determine. No such payment shall preclude any director from serving the Corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                                  ARTICLE III.
                                    OFFICERS

         SECTION 3.1 ENUMERATION. The officers shall consist of a president, a treasurer, a secretary and such other officers and agents (including a chairman of the board, one or more vice-presidents, assistant treasurers and assistant secretaries), as the board of directors may, in their discretion, determine.

         SECTION 3.2 ELECTION. The president, treasurer and secretary shall be elected annually by the directors at their first meeting following the annual meeting of the stockholders or any special meeting held in lieu of the annual meeting. Other officers may be chosen by the directors at such meeting or at any other meeting.

         SECTION 3.3 QUALIFICATION. An officer may, but need not, be a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the directors may determine. The premiums for such bonds may be paid by the corporation.

         SECTION 3.4 TENURE. Except as otherwise provided by the Certificate of Incorporation or these By-laws, the term of office of each officer shall be for one year or until his successor is elected and qualified or until his earlier resignation or removal.

         SECTION 3.5 REMOVAL. Any officer may be removed from office, with or without cause, by the affirmative vote of a majority of the directors then in office; provided, however, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the board of directors prior to action thereon.

         SECTION 3.6 RESIGNATION. Any officer may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the president, secretary, or assistant secretary, if any, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some event.

         SECTION 3.7 VACANCIES. A vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the board of directors.

         SECTION 3.8 CHAIRMAN OF THE BOARD. The board of directors may appoint a chairman of the board and may designate the chairman of the board as chief executive officer. If the board of directors appoints a chairman of the board, he shall perform such duties and possess such powers as are assigned to him by the board of directors.

         SECTION 3.9 PRESIDENT. The president shall be the chief executive officer of the corporation, unless a chairman of the board is so designated. Unless a chairman of the board is so designated or except as otherwise voted by the board of directors, the president shall preside at all meetings of the stockholders and of the board of directors at which present. The president shall have such duties and powers as are commonly incident to the office and such duties and powers as the board of directors shall from time to time designate.

         SECTION 3.10 VICE-PRESIDENT(S). The vice-president(s), if any, shall have such powers and perform such duties as the board of directors may from time to time determine.

         SECTION 3.11 TREASURER AND ASSISTANT TREASURERS. The treasurer, subject to the direction and under the supervision and control of the board of directors, shall have general charge of the financial affairs of the corporation. The treasurer shall have custody of all funds, securities and valuable papers of the corporation, except as the board of directors may otherwise provide. The treasurer shall keep or cause to be kept full and accurate records of account which shall be the property of the corporation, and which shall be always open to the inspection of each elected officer and director of the corporation. The treasurer shall deposit or cause to be deposited all funds of the corporation in such depository or depositories as may be authorized by the board of directors. The treasurer shall have the power to endorse for deposit or collection all notes, checks, drafts, and other negotiable instruments payable to the corporation. The treasurer shall perform such other duties as are incidental to the office, and such other duties as may be assigned by the board of directors.

         Assistant treasurers, if any, shall have such powers and perform such duties as the board of directors may from time to time determine.

         SECTION 3.12 SECRETARY AND ASSISTANT SECRETARIES. The secretary shall record, or cause to be recorded, all proceedings of the meetings of the stockholders and directors (including committees thereof) in the book of records of this corporation. The record books shall be open at reasonable times to the inspection of any stockholder, director, or officer. The secretary shall notify the stockholders and directors, when required by law or by these By-laws, of their respective meetings, and shall perform such other duties as the directors and stockholders may from time to time prescribe. The secretary shall have the custody and charge of the corporate seal, and shall affix the seal of the corporation to all instruments requiring such seal, and shall certify under the corporate seal the proceedings of the directors and of the stockholders, when required. In the absence of the secretary at any such meeting, a temporary secretary shall be chosen who shall record the proceedings of the meeting in the aforesaid books.

         Assistant secretaries, if any, shall have such powers and perform such duties as the board of directors may from time to time designate.

         SECTION 3.13 OTHER POWERS AND DUTIES. Subject to these By-laws and to such limitations as the board of directors may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the board of directors.

                                   ARTICLE IV.
                                  CAPITAL STOCK

         SECTION 4.1 STOCK CERTIFICATES. Each stockholder shall be entitled to a certificate representing the number of shares of the capital stock of the corporation owned by such person in such form as shall, in conformity to law, be prescribed from time to time by the board of directors. Each certificate shall be signed by or in the name of the corporation by, the president or vice-president and treasurer or assistant treasurer or such other officers designated by the board of directors from time to time as permitted by law, shall bear the seal of the corporation, and shall express on its face its number, date of issue, class, the number of shares for which, and the name of the person to whom, it is issued. The corporate seal and any or all of the signatures of corporation officers may be a facsimile.

         If an officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the time of its issue.

         SECTION 4.2 TRANSFER OF SHARES. Title to a certificate of stock and to the shares represented thereby shall be transferred only on the books of the corporation by delivery to the corporation or its transfer agent of the certificate properly endorsed, or by delivery of the certificate accompanied by a written assignment of the same, or a properly executed written power of attorney to sell, assign or transfer the same or the shares represented thereby. Upon surrender of a certificate for the shares being transferred, a new certificate or certificates shall be issued according to the interests of the parties.

         SECTION 4.3 RECORD HOLDERS. Except as otherwise may be required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record hold of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

         It shall be the duty of each stockholder to notify the corporation of his post office address.

         SECTION 4.4 RECORD DATE. In order that the corporation may determine the stockholders entitled to: (a) notice of or to vote at any meeting of stockholders or any adjournments thereof, (b) express consent to corporate action in writing without a meeting, (c) receive payment of any dividend or other distribution or allotment of any rights, or (d) exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which date shall not precede the date on which the resolution fixing the record date is adopted by the board of directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of the stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (ii) in the case of any other action, shall not be more than sixty
(60) days prior to such other action.

         If no record date is fixed:

               o the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and

               o the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board may fix a new record date for the adjourned meeting.

         SECTION 4.5 TRANSFER AGENT AND REGISTRAR FOR SHARES OF CORPORATION. The board of directors may appoint a transfer agent and a registrar of the certificates of stock of the corporation. Any transfer agent so appointed shall maintain, among other records, a stockholders' ledger, setting forth the names and addresses of the holders of all issued shares of stock of the corporation, the number of shares held by each, the certificate numbers representing such shares, and the date of issue of the certificates representing such shares. Any registrar so appointed shall maintain, among other records, a share register, setting forth the total number of shares of each class of shares which the corporation is authorized to issue and the total number of shares actually issued. The stockholders' ledger and the share register are hereby identified as the stock transfer books of the corporation; but as between the stockholders' ledger and the share register, the names and addresses of stockholders, as they appear on the stockholders' ledger maintained by the transfer agent shall be the official list of stockholders of record of the corporation. The name and address of each stockholder of record, as they appear upon the stockholders' ledger, shall be conclusive evidence of who are the stockholders entitled to receive notice of the meetings of stockholders, to vote at such meetings, to examine a complete list of the stockholders entitled to vote at meetings, and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Stockholders, but not the corporation, its directors, officers, agents or attorneys, shall be responsible for notifying the transfer agent, in writing, of any changes in their names or addresses from time to time, and failure to do so will relieve the corporation, its other stockholders, directors, officers, agents and attorneys, and its transfer agent and registrar, of liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing in the stockholders' ledger maintained by the transfer agent.

         SECTION 4.6 LOSS OF CERTIFICATES. In case of the loss, destruction or mutilation of a certificate of stock, a replacement certificate may be issued in place thereof upon such terms as the board of directors may prescribe, including, in the discretion of the board of directors, a requirement of bond and indemnity to the corporation.

         SECTION 4.7 RESTRICTIONS ON TRANSFER. Every certificate for shares of stock which are subject to any restriction on transfer, whether pursuant to the Certificate of Incorporation, the By-laws or any agreement to which the corporation is a party, shall have the fact of the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge.

         SECTION 4.8 MULTIPLE CLASSES OF STOCK. The amount and classes of the capital stock and the par value, if any, of the shares, shall be as fixed in the Certificate of Incorporation. At all times when there are two or more classes of stock, the several classes of stock shall conform to the description and the terms and have the respective preferences, voting powers, restrictions and qualifications set forth in the Certificate of Incorporation and these By-laws. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued, or (ii) a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

                                   ARTICLE V.
                                    DIVIDENDS

         SECTION 5.1 DECLARATION OF DIVIDENDS. Except as otherwise required by law or by the Certificate of Incorporation, the board of directors may, in its discretion, declare what, if any, dividends shall be paid from the surplus or from the net profits of the corporation for the current or preceding fiscal year, or as otherwise permitted by law. Dividends may be paid in cash, in property, in shares of the corporation's stock, or in any combination thereof. Dividends shall be payable upon such dates as the board of directors may designate.

         SECTION 5.2 RESERVES. Before the payment of any dividend and before making any distribution of profits, the board of directors, from time to time and in its absolute discretion, shall have power to set aside out of the surplus or net profits of the corporation such sum or sums as the board of directors deems proper and sufficient as a reserve fund to meet contingencies or for such other purpose as the board of directors shall deem to be in the best interests of the corporation, and the board of directors may modify or abolish any such reserve.

                                  ARTICLE VI.
                                 INDEMNIFICATION

         SECTION 6.1 DEFINITIONS. For purposes of this Article VI the following terms shall have the meanings indicated:

         "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent, trustee or fiduciary of this corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the corporation.

         "Court" means the Court of Chancery of the State of Delaware, the court in which the Proceeding in respect of which indemnification is sought by a Covered Person shall have been brought or is pending, or another court having subject matter jurisdiction and personal jurisdiction over the parties.

         "Covered  Person" means a person who is a present or former director or
Officer   of  the   corporation   and  shall   include   such   person's   legal
representatives, heirs, executors and administrators.

         "Disinterested" describes any individual, whether or not that individual is a director, Officer, employee or agent of the corporation, who is not and was not and is not threatened to be made a party to the Proceeding in respect of which indemnification, advancement of Expenses or other action is sought by a Covered Person.

         "Expenses" shall include, without limitation, all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

         "Good Faith" shall mean a Covered Person having acted in good faith and in a manner such Covered Person reasonably believed to be in or not opposed to the best interests of the corporation or, in the case of an employee benefit plan, the best interests of the participants or beneficiaries of said plan, as the case may be, and, with respect to any Proceeding which is criminal in nature, having had no reasonable cause to believe such Covered Person's conduct was unlawful.

         "Improper Personal Benefit" shall include, but not be limited to, the personal gain in fact by reason of a person's Corporate Status of a financial profit, monies or other advantage not also accruing to the benefit of the corporation or to the stockholders generally and which is unrelated to his usual compensation including, but not limited to, (i) in exchange for the exercise of influence over the corporation's affairs, (ii) as a result of the diversion of corporate opportunity, or (iii) pursuant to the use or communication of confidential or inside information for the purpose of generating a profit from trading in the corporation's securities. Notwithstanding the foregoing, "Improper Personal Benefit" shall not include any benefit, directly or indirectly, related to actions taken in order to evaluate, discourage, resist, prevent or negotiate any transaction with or proposal from any person or entity seeking control of, or a controlling interest in, the corporation.

         "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and may include law firms or members thereof that are regularly retained by the corporation but not by any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the standards of professional conduct then prevailing and applicable to such counsel, would have a conflict of interest in representing either the corporation or Covered Person in an action to determine the Covered Person's rights under this Article.

         "Officer" means the chairman of the board, the president, vice presidents, treasurer, assistant treasurer(s), secretary, assistant secretary and such other executive officers as are appointed by the board of directors of the corporation and explicitly entitled to indemnification hereunder.

         "Proceeding" includes any actual, threatened or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation (including any internal corporate investigation), administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, other than one initiated by the Covered Person, but including one initiated by a Covered Person for the purpose of enforcing such Covered Person's rights under this Article to the extent provided in Section 6.14 of this Article. "Proceeding" shall not include any counterclaim brought by any Covered Person other than one arising out of the same transaction or occurrence that is the subject matter of the underlying claim.

         SECTION 6.2 RIGHT TO INDEMNIFICATION IN GENERAL.

                  (a) COVERED PERSONS. The corporation may indemnify, and may advance Expenses, to each Covered Person who is, was or is threatened to be made a party or otherwise involved in any Proceeding, as provided in this Article and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit.

         The indemnification provisions in this Article shall be deemed to be a contract between the corporation and each Covered Person who serves in any Corporate Status at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a contract right may not be modified retroactively without the consent of such Covered Person.

                  (b) EMPLOYEES AND AGENTS. The corporation may, to the extent authorized from time to time by the board of directors, grant indemnification and the advancement of Expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of Expenses of Covered Persons.

         SECTION 6.3 PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Each Covered Person may be entitled to the rights of indemnification provided in this Section 6.3 if, by reason of such Covered Person's Corporate Status, such Covered Person is, was or is threatened to be made, a party to or is otherwise involved in any Proceeding, other than a Proceeding by or in the right of the corporation. Each Covered Person may be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlements, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with such Proceeding or any claim, issue or matter therein, if such Covered Person acted in Good Faith and such Covered Person has not been adjudged during the course of such proceeding to have (a) derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding, (b) breached any duty of loyalty to the corporation or the stockholders, or (c) acted or omitted to act not in good faith which involved intentional misconduct or a knowing violation of the law. Furthermore, a Covered Person shall be liable to the extent provided by applicable law pursuant to Section 174 of the General Corporation Law of the State of Delaware.

         SECTION 6.4 PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Each Covered Person may be entitled to the rights of indemnification provided in this
Section 6.4 if, by reason of such Covered Person's Corporate Status, such Covered Person is, or is threatened to be made, a party to or is otherwise involved in any Proceeding brought by or in the right of the corporation to procure a judgment in its favor. Such Covered Person may be indemnified against Expenses, judgments, penalties, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with such Proceeding if such Covered Person acted in Good Faith and such Covered Person has not been adjudged during the course of such proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding. Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which such Covered Person shall have been adjudged to be liable to the

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

corporation if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by the corporation in such event if and only to the extent that the Court which is considering the matter shall so determine.

         SECTION 6.5 INDEMNIFICATION OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any provision of this Article to the contrary, to the extent that a Covered Person is, by reason of such Covered Person's Corporate Status, a party to or is otherwise involved in and is successful, on the merits or otherwise, in any Proceeding, such Covered Person shall be indemnified to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection therewith. If such Covered Person is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the corporation shall indemnify such Covered Person to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 6.5 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         SECTION 6.6 INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any provision of this Article to the contrary, to the extent that a Covered Person is, by reason of such Covered Person's Corporate Status, a witness in any Proceeding, such Covered Person shall be indemnified against all Expenses actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection therewith.

         SECTION 6.7 ADVANCEMENT OF EXPENSES. Notwithstanding any provision of this Article to the contrary, the corporation may advance all reasonable Expenses which, by reason of a Covered Person's Corporate Status, were incurred by or on behalf of such Covered Person in connection with any Proceeding, within thirty (30) days after the receipt by the corporation of a statement or statements from such Covered Person requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the Covered Person and shall include or be preceded or accompanied by an undertaking by or on behalf of the Covered Person to repay any Expenses if such Covered Person shall be adjudged to be not entitled to be indemnified against such Expenses. Any advance and undertaking to repay pursuant to this Section 6.7 may be unsecured interest-free, as the corporation sees fit. Advancement of Expenses pursuant to this Section 6.7 shall not require approval of the board of directors or the stockholders of the corporation, or of any other person or body. The secretary of the corporation shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the request and of the undertaking to make repayment provided pursuant to this Section 6.7.

         SECTION 6.8 NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim

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

is to be made against the corporation under this Article, notify the corporation of the commencement of the Proceeding. The failure to notify the corporation will not relieve the corporation from any liability which it may have to such Covered Person otherwise than under this Article. With respect to any such Proceedings to which such Covered Person notifies the corporation:

                  (a) The corporation will be entitled to participate in the defense at its own expense.

                  (b) Except as otherwise  provided  below in this  subparagraph
(b), the corporation (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense with counsel reasonably satisfactory to the Covered Person. After notice from the corporation to the Covered Person of its election to assume the defense of a suit, the corporation will not be liable to the Covered Person under this Article for any legal or other expenses subsequently incurred by the Covered Person in connection with the defense of the Proceeding other than reasonable costs of investigation or as otherwise provided below in this subparagraph (b). The Covered Person shall have the right to employ his own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense shall be at the expense of the Covered Person except as provided in this paragraph. The fees and expenses of counsel shall be at the expense of the corporation if (i) the employment of counsel by the Covered Person has been authorized by the corporation, (ii) the Covered Person shall have concluded reasonably that there may be a conflict of interest between the corporation and the Covered Person in the conduct of the defense of such action and such conclusion is confirmed in writing by the corporation's outside counsel regularly employed by it in connection with corporate matters, or (iii) the corporation shall not in fact have employed counsel to assume the defense of such Proceeding. The corporation shall be entitled to participate in, but shall not be entitled to assume the defense of any Proceeding brought by or in the right of the corporation or as to which the Covered Person shall have made the conclusion provided for in (ii) above and such conclusion shall have been so confirmed by the corporation's said outside counsel.

                  (c) Notwithstanding any provision of this Article to the contrary, the corporation shall not be obligated to indemnify the Covered Person under this Article for any amounts paid in settlement of any Proceeding effected without its written consent. The corporation shall not settle any Proceeding or claim in any manner which would impose any penalty, limitation or disqualification of the Covered Person for any purpose without such Covered Person's written consent. Neither the corporation nor the Covered Person will unreasonably withhold their consent to any proposed settlement.

                  (d) If it is determined that the Covered Person is entitled to indemnification other than as afforded under subparagraph (b) above, payment to the Covered Person of the additional amounts for which he is to be indemnified shall be made within ten (10) days after such determination.

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

         SECTION 6.9 PROCEDURES.

                  (a) METHOD OF DETERMINATION. A determination (as provided for by this Article or if required by applicable law in the specific case) with respect to a Covered Person's entitlement to indemnification shall be made either (i) by the board of directors by a majority vote of a quorum consisting of Disinterested directors, or (ii) in the event that a quorum of the board of directors consisting of Disinterested directors is not obtainable or, even if obtainable, such quorum of Disinterested directors so directs, by Independent Counsel in a written determination to the board of directors, a copy of which shall be delivered to the Covered Person seeking indemnification, (iii) by a special litigation committee of the board of directors appointed by the board, or (iv) by the vote of the holders of a majority of the corporation's capital stock outstanding at the time entitled to vote thereon.

                  (b) INITIATING REQUEST. A Covered Person who seeks indemnification under this Article shall submit a Request for Indemnification, including such documentation and information as is reasonably available to such Covered Person and is reasonably necessary to determine whether and to what extent such Covered Person is entitled to indemnification.

                  (c) PRESUMPTIONS. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall not presume that the Covered Person is or is not entitled to indemnification under this Article.

                  (d) BURDEN OF PROOF. Each Covered Person shall bear the burden of going forward and demonstrating sufficient facts to support his claim for entitlement to indemnification under this Article. That burden shall be deemed satisfied by the submission of an initial Request for Indemnification pursuant to Section 6.9(b) above.

                  (e)  EFFECT  OF  OTHER  PROCEEDINGS.  The  termination  of any
Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of guilty or of NOLO CONTENDERE or its equivalent, shall not (except as otherwise expressly provided in this Article) of itself adversely affect the right of a Covered Person to indemnification or create a presumption that a Covered Person did not act in Good Faith.

                  (f) ACTIONS OF OTHERS. The knowledge, actions, or failure to act, of any director, officer, employee, agent, trustee or fiduciary of the enterprise whose daily activities the Covered Person was actually responsible may be imputed to a Covered Person for purposes of determining the right to indemnification under this Article.

         SECTION 6.10 ACTION BY THE CORPORATION. Any action, payment, advance determination other than a determination made pursuant to Section 6.9(a) above, authorization, requirement, grant of indemnification or other action taken by the corporation pursuant to this Article shall be effected exclusively through any Disinterested person so authorized by the board of directors of the corporation, including the president or any vice president of the corporation.

         SECTION 6.11 NON-EXCLUSIVITY. The rights of indemnification and to receive advancement of Expenses as provided by this Article shall not be deemed exclusive of any other rights to which a Covered Person may at any time be entitled under applicable law, the

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

Certificate of Incorporation, these By-Laws, any agreement, a vote of stockholders or a resolution of the board of directors, or otherwise. No amendment, alteration, rescission or replacement of this Article or any provision hereof shall be effective as to an Covered Person with respect to any action taken or omitted by such Covered Person in such Covered Person's
Corporate Status or with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or to the extent based in part upon any such state of facts existing prior to such amendment, alteration, rescission or replacement.

         SECTION 6.12 INSURANCE. The corporation may maintain, at its expense, an insurance policy or policies to protect itself and any Covered Person, officer, employee or agent of the corporation or another enterprise against liability arising out of this Article or otherwise, whether or not the corporation would have the power to indemnify any such person against such liability under the Delaware General Corporation Law.

         SECTION 6.13 NO DUPLICATIVE PAYMENT. The corporation shall not be liable under this Article to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that a Covered Person has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         SECTION 6.14 EXPENSES OF ADJUDICATION. In the event that any Covered Person seeks a judicial adjudication, or an award in arbitration, to enforce such Covered Person's rights under, or to recover damages for breach of, this Article, the Covered Person shall be entitled to recover from the corporation, and shall be indemnified by the corporation against, any and all expenses (of the types described in the definition of Expenses in Section 6.1 of this Article) actually and reasonably incurred by such Covered Person in seeking such adjudication or arbitration, but only if such Covered Person prevails therein. If it shall be determined in such adjudication or arbitration that the Covered Person is entitled to receive part but not all of the indemnification of expenses sought, the expenses incurred by such Covered Person in connection with such adjudication or arbitration shall be appropriately prorated.

         SECTION 6.15 SEVERABILITY. If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

                  (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

                  (b) to the fullest extent possible, the provisions of this Article (including, without limitation, each portion of any Section of this
Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 CERTIFICATE OF INCORPORATION. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

         SECTION 7.2 FISCAL YEAR. Except as from time to time otherwise provided by the board of directors, the fiscal year of the corporation shall end on December 31 of each year.

         SECTION 7.3 CORPORATE SEAL. The board of directors shall have the power to adopt and alter the seal of the corporation.

         SECTION 7.4 EXECUTION OF INSTRUMENTS. All deeds, leases, transfers, contracts, bonds, notes, and other obligations authorized to be executed by an officer of the corporation on its behalf shall be signed by the president or the treasurer except as the board of directors may generally or in particular cases otherwise determine.

         SECTION 7.5 VOTING OF SECURITIES. Unless the board of directors otherwise provides, the president or the treasurer may waive notice of and act on behalf of this corporation, or appoint another person or persons to act as proxy or attorney in fact for this corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this corporation.

         SECTION 7.6 EVIDENCE OF AUTHORITY. A certificate by the secretary or any assistant secretary as to any action taken by the stockholders, directors or any officer or representative of the corporation shall, as to all persons who rely thereon in good faith, be conclusive evidence of such action. The exercise of any power which by law, by the Certificate of Incorporation, or by these By-laws, or under any vote of the stockholders or the board of directors, may be exercised by an officer of the corporation only in the event of absence of another officer or any other contingency shall bind the corporation in favor of anyone relying thereon in good faith, whether or not such absence or contingency existed.

         SECTION 7.7 CORPORATE RECORDS. The original, or attested copies, of the Certificate of Incorporation, By-laws, records of all meetings of the incorporators and stockholders, and the stock transfer books (which shall contain the names of all stockholders and the record address and the amount of stock held by each) shall be kept in Delaware at the principal office of the corporation, or at an office of the corporation, or at an office of its transfer agent or of the secretary or of the assistant secretary, if any. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to inspection of any stockholder for any purpose but not to secure a list of stockholders for the purpose of selling said list or copies thereof or for using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

         SECTION 7.8 CHARITABLE CONTRIBUTIONS. The board of directors from time to time may authorize contributions to be made by the corporation in such amounts as it may determine to be

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

reasonable to corporations, trusts, funds or foundations organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earning of which inures to the private benefit of any stockholder or individual.

         SECTION 7.9 COMMUNICATIONS OF NOTICES. Any notice required to be given under these By-laws may be given by (i) delivery in person, (ii) mailing it, postage prepaid, first class, (iii) mailing it by nationally or internationally recognized second day or faster courier service, or (iv) electronic transmission, in each case, to the addressee; provided however that facsimile transmission or electronic transmission may only be used if the addressee has consented to such means.

         SECTION 7.10 ELECTRONIC TRANSMISSIONS. Notwithstanding any reference in these By-laws to written instruments, all notices, meetings, consents and other communications contemplated by these By-laws may be conducted by means of an electronic transmission, to the extent permitted by law, if specifically authorized by the board of directors of the corporation.

                                 ARTICLE VIII.
                                   AMENDMENTS

         SECTION 8.1 AMENDMENT BY STOCKHOLDERS. These By-laws may be amended altered or repealed by the stockholders at any annual or special meeting by vote of 75% of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders provided notice of such amendment, alteration, repeal or adoption of new by-laws shall have been stated in the notice of such meeting. Notwithstanding the foregoing, where the effect of the amendment would be to reduce any voting requirement otherwise required by law, the Certificate of Incorporation or these By-laws, such amendment shall require the vote that would have been required by such other provision.

         SECTION 8.2 AMENDMENT BY BOARD OF DIRECTORS. Except as otherwise set forth in these By-laws, these By-laws may be amended, altered or repealed by the board of directors at a meeting duly called for the purpose at which a quorum is present by majority vote of the directors then in office:

                  (a) changes the stockholder voting requirements for any action; or

                  (b) alters or abolishes any preferential right or right of redemption applicable to a class or series of stock with shares already outstanding.


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